Exhibit 10.2

FIRST AMENDMENT TO
AND
AFFIRMATION OF GUARANTY

This FIRST AMENDMENT TO AND AFFIRMATION OF GUARANTY is made as of August 10, 2017 (“Affirmation”), by Michael N. Taglich (“Guarantor”) and Heritage Bank of Commerce (“Bank”).

RECITALS

Bridgeline Digital, Inc. (“Borrower”) and Bank and are parties to that Loan and Security Agreement dated as of June 9, 2016 and as amended from time to time (the “Agreement”). In connection therewith, Guarantor executed for the benefit of Bank that certain Unconditional Guaranty dated as of June 9, 2016 (the “Guaranty”). Borrower and Bank are entering into an amendment to the Agreement on or around the date hereof to, among other things, extend the credit facilities being provided to Borrower thereunder; and in connection therewith, Guarantor and Bank have agreed to amend the Guaranty in accordance with the terms set forth herein.

AGREEMENT

NOW, THEREFORE, Guarantor agrees as follows:

1.            Section 1 of the Guaranty is amended and restated in its entirety to read as follows:

If Borrower does not pay any amount or perform its obligations in strict accordance with the Agreements, Guarantor shall immediately pay all amounts due thereunder (including, without limitation, all principal, interest, and fees) and otherwise to proceed to complete the same and satisfy all of Borrower’s obligations under the Agreements; provided however that that the aggregate amount of Indebtedness for which Guarantor may be liable shall not exceed $1,500,000.

2.            Except as expressly modified herein, the Guaranty remains unchanged and in full force and effect.

3.            Guarantor hereby ratifies and affirms its obligations under the Guaranty, as amended hereby.

4.            Guarantor confirms that, as of the date hereof, Guarantor has no defenses against its obligations under the Guaranty.

5.            Unless otherwise defined, all capitalized terms in this Affirmation shall be as defined in the Guaranty.

6.            In the event that any signature is delivered by facsimile transmission or by e-mail delivery of a “.pdf” format data file, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile or “.pdf” signature page were an original hereof.

[signature page follows]

IN WITNESS WHEREOF, the undersigned have executed this First Amendment to and Affirmation of Guaranty as of the first date above written.

GUARANTOR:

By:____/s/ Michael N. Taglich

BANK:

Heritage Bank of Commerce

By:

Name:

Title: